BNY Mellon Fourth Quarter 2018 Financial Highlights January 16, 2019

Cautionary Statement A number of statements in our presentations, the accompanying slides and the responses to your questions are “forward-looking statements.” Words such as “estimate,” “forecast,” “project,” “anticipate,” “likely,” “target,” “expect,” “intend,” “continue,” “seek,” “believe,” “plan,” “goal,” “could,” “should,” “would,” “may,” “might,” “will,” “strategy,” “synergies,” “opportunities,” “trends,” “future” and words of similar meaning signify forward-looking statements. These statements relate to, among other things, The Bank of New York Mellon Corporation’s (the “Corporation”) expectations regarding: capital plans, strategic priorities, financial goals, organic growth and efficiency, expenses, deposits, taxes, business opportunities, economic and market impact on our business, preliminary business metrics and regulatory capital ratios; and statements regarding the Corporation's aspirations, as well as the Corporation’s overall plans, strategies, goals, objectives, expectations, outlooks, estimates, intentions, targets, opportunities and initiatives. These forward-looking statements are based on assumptions that involve risks and uncertainties and that are subject to change based on various important factors (some of which are beyond the Corporation’s control). Actual outcomes may differ materially from those expressed or implied as a result of the factors described under “Forward Looking Statements” and “Risk Factors” in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2017 (the “2017 Annual Report”) and in other filings of the Corporation with the Securities and Exchange Commission (the “SEC”). Such forward-looking statements speak only as of January 16, 2019, and the Corporation undertakes no obligation to update any forward-looking statement to reflect events or circumstances after that date or to reflect the occurrence of unanticipated events. For additional information regarding the Corporation, please refer to the Corporation's SEC filings available at www.bnymellon.com/investorrelations. Non-GAAP Measures: In this presentation we discuss some non-GAAP measures in detailing the Corporation’s performance, which exclude certain items or otherwise include components that differ from GAAP. We believe these measures are useful to the investment community in analyzing the financial results and trends of ongoing operations. We believe they facilitate comparisons with prior periods and reflect the principal basis on which our management monitors financial performance. Additional disclosures relating to non-GAAP measures are contained in the Corporation’s reports filed with the SEC, including the 2017 Annual Report, and are available at www.bnymellon.com/ investorrelations. 2 Fourth Quarter 2018 – Financial Highlights

Financial Highlights • Fourth quarter GAAP earnings of $832 million, or $0.84 per common share, down 22% ◦ Notable items impacted both the fourth quarter of 2018 and 2017 ($ in millions, except per Revenue Expense Net Income EPS share data) 4Q18 $ — $ 269 $ (155) $ (0.16) 4Q17 $ (320) $ 282 $ 181 $ 0.17 – 4Q18 results include severance, real estate and litigation expenses, offset by adjustments to estimates for U.S. tax legislation and other changes – 4Q17 results include a net benefit of the U.S. tax legislation, offset by severance, litigation expense and other charges • Repurchased $1.37 billion of common shares, including $830 million of incremental buybacks, and paid dividends of $278 million to common shareholders Note: See Appendix for additional details on Notable items. 3 Fourth Quarter 2018 – Financial Highlights

Fourth Quarter 2018 - GAAP Financial Highlights

($ in millions, except per share data)	4Q18	Growth vs. 3Q18	Growth vs. 4Q17
Total revenue	$ 4,007	(2)%	7%
Fee revenue	*3,146*	*(1)*	*9*
Net interest revenue	*885*	*(1)*	*4*
Provision for credit losses	—	N/M	N/M
Noninterest expense	2,987	9	(1)
Income before income taxes	$ 1,020	(24)%	40%
Net income applicable to common shareholders	$ 832	(23)%	(26)%
Operating leverage [(a)]		(1061) bps	+811 bps
Pre-tax operating margin	25%	(736) bps	+590 bps
Earnings per common share	$ 0.84	(21)%	(22)%
Common Equity Tier 1 ("CET1 ratio") [(b)]	10.6%	(57) bps	+37 bps
Return on common equity [(c)]	8.7%	(251) bps	(338) bps
Return on tangible common equity ("ROTCE") [(d)]	17.9%	(521) bps	(808) bps
Net interest margin	1.24%	(3) bps	+10 bps

Financial Performance Drivers
year-over-year

- Fee revenue, up 9%
  - Primarily reflecting notable items recorded in 4Q17
- Net interest revenue, up 4%
  - Primarily driven by higher interest rates and a lease-related adjustment recorded in 4Q17
  - Partially offset by lower noninterest-bearing deposits
- Noninterest expense, down 1%
  - Primarily reflecting investments in technology, which were more than offset by lower other expenses
  - The impact of the notable items in both periods was substantially the same

Note: See page 14 for corresponding footnotes in Appendix. *N/M - not meaningful; bps - basis points*

4 *Fourth Quarter 2018 – Financial Highlights* BNY MELLON

Fourth Quarter 2018 - Non-GAAP Financial Highlights Growth vs. Financial Performance Drivers ($ in millions, except per share data) 4Q18 4Q17 year-over-year Total revenue $ 4,007 (1)% • Fee revenue, down 1% Fee revenue 3,146 (1) ◦ Primarily reflecting lower investment Net interest revenue 885 4 management fees and investment and Provision for credit losses — N/M other income ◦ Partially offset by higher corporate Noninterest expense 2,718 — actions in Issuer Services and growth in Income before income taxes $ 1,289 (3)% clearance and collateral management Net income applicable to common shareholders $ 987 4% Operating leverage (a) (79) bps • Net interest revenue, up 4% Pre-tax operating margin 32% (69) bps ◦ Primarily driven by higher interest rates Earnings per common share $ 0.99 9% and a lease-related adjustment recorded in 4Q17 Net interest margin 1.24% +10 bps ◦ Partially offset by lower noninterest- bearing deposits • Noninterest expense, down slightly ◦ Primarily reflecting investments in technology, which were more than offset by lower other expenses Note: See page 14 in the Appendix for corresponding footnotes and page 15 for additional information on Non-GAAP measures. N/M - not meaningful; bps - basis points. 5 Fourth Quarter 2018 – Financial Highlights

Full Year 2018 - GAAP Financial Highlights Growth vs. Financial Performance Drivers ($ in millions, except per share data) FY18 FY17 year-over-year Total revenue $ 16,392 5% • Fee revenue, up 6% Fee revenue 12,842 6 ◦ Primarily reflecting the notable items Net interest revenue 3,611 9 recorded in 4Q17 Provision for credit losses (11) N/M • Net interest revenue, up 9% Noninterest expense 11,211 2 ◦ Driven by higher interest rates Income before income taxes $ 5,192 13% Net income applicable to common shareholders $ 4,097 5% • Noninterest expense, up 2% Operating leverage (a) +314 bps ◦ Primarily driven by investments in technology, expenses associated with Pre-tax operating margin 32% +201 bps consolidating real estate and the Earnings per common share $ 4.04 9% unfavorable impact of a weaker U.S. Return on common equity 10.8% 0 bps dollar Return on tangible common equity (b) 22.5% (141) bps ◦ Partially offset by lower bank assessment charges Notable items • Repurchased $3.3 billion in common shares ($ in millions, except per share data) Revenue Expense Net Income EPS and paid $1.1 billion in dividends to common FY18 (c) $ (13) $ 343 $ (168) $ (0.17) shareholders FY17 (d) $ (320) $ 309 $ 160 $ 0.15 Note: See page 14 for corresponding footnotes in Appendix and page 17 for additional information on Notable items . N/M - not meaningful; bps - basis points 6 Fourth Quarter 2018 – Financial Highlights

Full Year 2018 - Non-GAAP Financial Highlights Growth vs. Financial Performance Drivers ($ in millions, except per share data) FY18 FY17 year-over-year Total revenue $ 16,405 3% • Fee revenue up 3% Fee revenue 12,855 3 ◦ Primarily reflecting growth in collateral Net interest revenue 3,611 9 management and higher Depositary Provision for credit losses (11) N/M Receipts revenue and investment management and performance fees Noninterest expense 10,868 2 Income before income taxes $ 5,548 6% Net income applicable to common shareholders $ 4,265 14% • Net interest revenue, up 9% Operating leverage (a) +135 bps ◦ Driven by higher interest rates Pre-tax operating margin 34% +80 bps Earnings per common share $ 4.21 18% • Noninterest expense, up 2% ◦ Primarily driven by investments in technology and the unfavorable impact of a weaker U.S. dollar ◦ Partially offset by lower bank assessment charges Note: See page 14 in the Appendix for corresponding footnotes and page 17 for additional information on Non-GAAP measures. N/M - not meaningful; bps - basis points 7 Fourth Quarter 2018 – Financial Highlights

Investment Services Business Highlights

Financial Highlights ($ millions)	4Q18	Growth vs. 3Q18	Growth vs. 4Q17
Total revenue by line of business:			
Asset Servicing	$ 1,435	(2)%	(2)%
Pershing	558	—	(2)
Issuer Services	441	(3)	25
Treasury Services	328	1	2
Clearance and Collateral Management	278	5	10
Total revenue by line of business	**3,040**	**(1)**	**3**
Provision for credit losses	6	N/M	N/M
Noninterest expense	**2,112**	**4**	**1**
Income before taxes	**$ 922**	**(10)%**	**7 %**
Pre-tax operating margin	**30%**	**(323) bps**	**126 bps**

Key Metrics ($ millions unless otherwise noted)	4Q18	Growth vs. 3Q18	Growth vs. 4Q17
Foreign exchange and other trading revenue	$ 163	1 %	(3)%
Securities lending revenue	$ 43	(17)%	(4)%
Average loans	$ 35,540	1 %	(9)%
Average deposits	$ 203,416	6 %	(1)%
AUC/A at period end (in trillions) [(a)]	$ 33.1	(4)%	(1)%
Market value of securities on loan at period end (in billions) [(b)]	$ 373	(10)%	(9)%
Pershing			
Average active clearing accounts (U.S. platform) (in thousands)	6,125	— %	— %
Average long-term mutual fund assets (U.S. platform)	$ 489,491	(7)%	(4)%
Average investor margin loans (U.S. platform)	$ 10,921	2 %	11 %
Clearance and Collateral Management			
Average tri-party collateral mgmt. balances (in trillions)	$ 3.2	6 %	22 %

Note: See page 14 for corresponding footnotes in Appendix. *N/M - not meaningful; bps - basis points*

Business Performance Drivers

year-over-year

- Asset Servicing, down 2%
  - Primarily reflects lower client assets and activity and the unfavorable impact of a stronger U.S. dollar, partially offset by higher net interest revenue
- Pershing, down 2%
  - Primarily reflects the previously disclosed lost business, partially offset by higher clearance volumes and net interest revenue
- Issuer Services, up 25%
  - Primarily reflects higher Depositary Receipts revenue driven by corporate actions and higher volumes and a smaller volume increase in Corporate Trust
- Treasury Services, up 2%
  - Primarily reflects higher payment volumes and net interest revenue
- Clearance and Collateral Management, up 10%
  - Primarily reflect growth in clearance and collateral management and higher net interest revenue
- Noninterest expense, up 1%
  - Primarily driven by investments in technology, partially offset by the impact of notable items
- AUC/A of $33.1 trillion, down 1%
  - Primarily reflecting lower market values and the unfavorable impact of a stronger U.S. dollar, partially offset by new business

8 Fourth Quarter 2018 – Financial Highlights BNY MELLON

Investment Management Business Highlights

Financial Highlights ($ millions)		4Q18	Growth vs. 3Q18	Growth vs. 4Q17
Total revenue by line of business:				
Asset Management	$	660	(6)%	(11)%
Wealth Management		303	(3)	(2)
Total revenue by line of business		**963**	**(5)**	**(8)**
Provision for credit losses		1	N/M	N/M
Noninterest expense		**715**	**2**	**(7)**
Income before taxes	**$**	**247**	**(22)%**	**(11)%**
Pre-tax operating margin		**26%**	**(546) bps**	**(64) bps**
Adjusted pre-tax operating margin – Non-GAAP [(a)]		**29%**	**(602) bps**	**(81) bps**

Key Metrics ($ millions unless otherwise noted)		4Q18	Growth vs. 3Q18	Growth vs. 4Q17
Average loans	**$**	**16,485**	**(2)%**	**(2)%**
Average deposits	**$**	**14,893**	**2 %**	**28 %**
Wealth Management client assets (in billions) [(b)]	**$**	**239**	**(8)%**	**(5)%**
Changes in AUM (in billions): [(c)]			**3Q18**	**4Q17**
Beginning balance of AUM	**$**	**1,828**	**$1,805**	**$1,824**
Net (outflows) inflows :				
Equity		(8)	(2)	(6)
Fixed income		(1)	2	(2)
Liability-driven investments		14	16	23
Multi-asset and alternative investments		(2)	2	2
Index		(11)	(3)	(1)
Total long-term strategies (outflows) inflows		**(8)**	**15**	**16**
Cash		(10)	—	(4)
Total net (outflows) inflows		**(18)**	**15**	**12**
Net market impact		**(69)**	**18**	**47**
Net currency impact		**(19)**	**(10)**	**10**
Ending balance of AUM	**$**	**1,722**	**$1,828**	**$1,893**

Note: See page 14 for corresponding footnotes in Appendix. *N/M - not meaningful; bps - basis points*

Business Performance Drivers
year-over-year

- Asset Management, down 11%
  - Primarily reflects the impact of net outflows, lower equity markets, the divestiture of CenterSquare and the unfavorable impact of a stronger U.S. dollar
- Wealth Management, down 2%
  - Primarily reflects lower equity markets and net interest revenue
- Noninterest expense, down 7%
  - Primarily reflecting lower incentive expense and the divestiture of CenterSquare
- AUM of $1.7 trillion, down 9%
  - Primarily reflecting the unfavorable impact of a stronger U.S. dollar, lower market values, net outflows and the divestiture of CenterSquare and other changes

9 Fourth Quarter 2018 – Financial Highlights BNY MELLON

Other Segment 4Q18 3Q18 4Q17 Business Performance Drivers Financial Highlights ($ millions) year-over-year Fee revenue (loss) $ 29 $ 7 $ (221) • Fee revenue increased primarily reflecting the impact of Net securities (losses) — — (26) U.S. tax legislation on our renewable energy Total fee and other revenue (loss) 29 7 (247) investments Net interest (expense) (15) (13) (36) Total revenue (loss) 14 (6) (283) • Net interest expense decreased primarily resulting from Provision for credit losses (7) (2) (5) the leasing-related adjustments recorded in 4Q17 Noninterest expense 160 6 135 (Loss) before taxes $ (139) $ (10) $ (413) • Noninterest expense increased primarily reflecting the expenses associated with relocating our corporate headquarters and higher severance 10 Fourth Quarter 2018 – Financial Highlights

Capital and Liquidity Dec. 31, 2018 Sept. 30, 2018 Dec. 31, 2017 Consolidated regulatory capital ratios: (a) fully phased-in (b) CET1 ratio 10.6% 11.2% 10.3% Tier 1 capital ratio 12.7 13.3 12.3 Total capital ratio 13.5 14.1 13.0 Tier 1 leverage ratio 6.6 7.0 6.4 Supplementary leverage ratio (“SLR”) 6.0 6.4 5.9 Average liquidity coverage ratio (“LCR”) 118% 121% 118% Book value per common share (c) $ 38.63 $ 38.45 $ 37.21 Tangible book value per common share – Non-GAAP (c) $ 19.04 $ 19.35 $ 18.24 Cash dividends per common share $ 0.28 $ 0.28 $ 0.24 Common dividend payout ratio 33% 26% 22% Common shares outstanding (in thousands) 960,426 988,777 1,013,442 Note: See page 14 for corresponding footnotes in Appendix. 11 Fourth Quarter 2018 – Financial Highlights

Noninterest Expense Growth vs. Financial Performance Drivers ($ in millions) 4Q18 3Q18 4Q17 year-over-year Staff $ 1,602 8% (2)% • Noninterest expense, down 1% Professional, legal and other purchased services 383 15 13 • Excluding notable items, noninterest Software and equipment 300 15 1 expense down slightly Net occupancy 196 41 28 ◦ The impact of the notable items in both Sub-custodian and clearing 115 8 13 periods was substantially the same Distribution and servicing 95 (4) (10) ◦ Investments in technology were more than offset by lower staff expense, the Business development 64 25 (3) favorable impact of a stronger U.S. Bank assessment charges 22 (55) (58) dollar and lower bank assessment Amortization of intangible assets 35 (27) (33) charges, primarily due to lower FDIC assessments Other 175 1 (17) Total noninterest expense $ 2,987 9% (1)% 12 Fourth Quarter 2018 – Financial Highlights

Appendix

Footnotes Fourth Quarter 2018 - GAAP Financial Highlights, Page 4 (a) Operating leverage is the rate of increase (decrease) in total revenue less the rate of increase (decrease) in total noninterest expense. (b) Regulatory capital ratios for Dec. 31, 2018 are preliminary. For our CET1, Tier 1 capital and Total capital ratios, our effective capital ratios under the U.S. capital rules are the lower of the ratios as calculated under the Standardized and Advanced Approaches, which for each of the periods noted was the Advanced Approach. (c) Quarterly returns are annualized. (d) Quarterly returns are annualized. Represents a Non-GAAP measure. See the Appendix for a reconciliation. Fourth Quarter 2018 - Non-GAAP Financial Highlights, Page 5 (a) Operating leverage is the rate of increase (decrease) in total revenue less the rate of increase (decrease) in total noninterest expense. Full Year 2018 - GAAP Financial Highlights, Page 6 (a) Operating leverage is the rate of increase (decrease) in total revenue less the rate of increase (decrease) in total noninterest expense. (b) Represents a Non-GAAP measure. See the Appendix for a reconciliation. (c) Includes adjustments to provisional estimates for U.S. tax legislation and other changes, severance, expenses associated with consolidating real estate and litigation expense, each recorded in 4Q18. Also includes expenses associated with consolidating real estate recorded in 2Q18 and adjustments to provisional estimates for U.S. tax legislation and other changes and litigation expense, both recorded in 3Q18. (d) Includes the estimated net benefit of U.S. tax legislation, severance, an asset impairment and investment securities losses related to the sale of certain securities, each recorded in 4Q17, and litigation expense recorded in 2017. Full Year 2018 - Non-GAAP Financial Highlights, Page 7 (a) Operating leverage is the rate of increase (decrease) in total revenue less the rate of increase (decrease) in total noninterest expense. Investment Services Business Highlights, Page 8 (a) Current period is preliminary. Includes the AUC/A of CIBC Mellon Global Securities Services Company (“CIBC Mellon”), a joint venture with the Canadian Imperial Bank of Commerce, of $1.2 trillion at Dec. 31, 2018, $1.4 trillion at Sept. 30, 2018 and $1.3 trillion at Dec. 31, 2017. (b) Represents the total amount of securities on loan in our agency securities lending program managed by the Investment Services business. Excludes securities for which BNY Mellon acts as agent on behalf of CIBC Mellon clients, which totaled $58 billion at Dec. 31, 2018, $69 billion at Sept. 30, 2018 and $71 billion at Dec. 31, 2017. Investment Management Business Highlights, Page 9 (a) Net of distribution and servicing expense. See the Appendix for reconciliation of this Non-GAAP measure. In 1Q18, the adjusted pre-tax operating margin - Non-GAAP for prior periods was restated to include amortization of intangible assets and the provision for credit losses. (b) Current period is preliminary. Includes AUM and AUC/A in the Wealth Management business. (c) Current period is preliminary. Excludes securities lending cash management assets and assets managed in the Investment Services business. Capital and Liquidity, Page 11 (a) Regulatory capital ratios for Dec. 31, 2018 are preliminary. For our CET1, Tier 1 capital and Total capital ratios, our effective capital ratios under the U.S. capital rules are the lower of the ratios as calculated under the Standardized and Advanced Approaches, which for the periods included was the Advanced Approaches. (b) On a transitional basis at Dec. 31, 2017, the CET1 ratio was 10.7%, the Tier 1 capital ratio was 12.7%, the Total capital ratio was 13.4%, the Tier 1 leverage ratio was 6.6% and the SLR was 6.1%. (c) Tangible book value per common share – Non-GAAP excludes goodwill and intangible assets, net of deferred tax liabilities. See the Appendix for reconciliation of this Non-GAAP measure. 14 Fourth Quarter 2018 – Financial Highlights

Fourth Quarter Results - Impact of Notable Items

	4Q18			4Q17			4Q18 vs. 4Q17	
($ in millions, except per share data)	Results - GAAP	Notable items[(a)]	Results - Non-GAAP	Results - GAAP	Notable Items[(b)]	Results - Non-GAAP	GAAP	Non-GAAP
Fee revenue	$ 3,146	$ —	$ 3,146	$ 2,886	$ (279)	$ 3,165	9 %	(1)%
Net securities gains (losses)	—	—	—	(26)	(37)	11	N/M	N/M
Total fee and other revenue	3,146	—	3,146	2,860	(316)	3,176	10	(1)
(Loss) income from consolidated investment management funds	(24)	—	(24)	17	—	17	N/M	N/M
Net interest revenue	885	—	885	851	(4)	855	4	4
Total revenue	4,007	—	4,007	3,728	(320)	4,048	7	(1)
Provision for credit losses	—	—	—	(6)	—	(6)	N/M	N/M
Noninterest expense	2,987	269	2,718	3,006	282	2,724	(1)	—
Income (loss) before income taxes	1,020	(269)	1,289	728	(602)	1,330	40	(3)
Provision (benefit) for income taxes	150	(114)	264	(453)	(783)	330	N/M	(20)
Net income (loss)	$ 870	$ (155)	$ 1,025	$ 1,181	$ 181	$ 1,000	(26)%	3 %
Net income (loss) applicable to common shareholders	$ 832	$ (155)	$ 987	$ 1,126	$ 181	$ 945	(26)%	4 %
Operating leverage[(c)]							811 bps	(79) bps
Diluted earnings per common share[(d)]	$ 0.84	$ (0.16)	$ 0.99	$ 1.08	$ 0.17	$ 0.91	(22)%	9 %
Average common shares and equivalents outstanding - diluted	988,650			1,030,404				
Pre-tax operating margin	25%		32%	20%		33%		

(a) Includes adjustments to provisional estimates for U.S. tax legislation and other changes, severance, expenses associated with consolidating real estate and litigation expense.
(b) Includes the estimated net benefit of U.S. tax legislation, severance, litigation expense, an asset impairment and investment securities losses related to the sale of certain securities.
(c) Operating leverage is the rate of increase (decrease) in total revenue less the rate of increase (decrease) in total noninterest expense.
(d) May not foot due to rounding

15 Fourth Quarter 2018 – Financial Highlights

BNY MELLON

Fourth Quarter Impact of Notable Items - Business Segments Business Segments 4Q18 4Q17 Investment Investment Investment Investment (a) Other Total (a) Other Total ($ in millions) Management Services Management Services Fee and other revenue $ — $ — $ — $ — $ — $ — $ (316) $ (316) Net interest revenue — — — — — — (4) (4) Total revenue — — — — — — (320) (320) Total noninterest expense 28 110 131 269 30 199 53 282 Income before taxes $ (28) $ (110) $ (131) $ (269) $ (30) $ (199) $ (373) $ (602) (a) The impact on noninterest expense from the notable items reported in 4Q17 was immaterially adjusted in 4Q18 for Investment Services and Other with no impact to the reported segment results or in total. 16 Fourth Quarter 2018 – Financial Highlights

Full Year Results - Impact of Notable Items

($ in millions, except per share data)	FY18			FY17			FY18 vs FY17	
	Results - GAAP	Notable items[a]	Results Non-GAAP	Results - GAAP	Notable items[b]	Results Non-GAAP	GAAP	Non-GAAP
Fee revenue	$ 12,842	$ (13)	$ 12,855	$ 12,162	$ (279)	$ 12,441	6%	3%
Net securities losses (gains)	(48)	—	(48)	3	(37)	40	N/M	N/M
Total fee and other revenue	12,794	(13)	12,807	12,165	(316)	12,481	5	3
(Loss) income from consolidated investment management funds	(13)	—	(13)	70	—	70	N/M	N/M
Net interest revenue	3,611	—	3,611	3,308	(4)	3,312	9	9
Total revenue	16,392	(13)	16,405	15,543	(320)	15,863	5	3
Provision for credit losses	(11)	—	(11)	(24)	—	(24)	N/M	N/M
Noninterest expense	11,211	343	10,868	10,957	309	10,648	2	2
Income (loss) before income taxes	5,192	(356)	5,548	4,610	(629)	5,239	13	6
Provision (benefit) for income taxes	938	(188)	1,126	496	(789)	1,285	N/M	(12)
Net income (loss)	$ 4,254	$ (168)	$ 4,422	$ 4,114	$ 160	$ 3,954	3%	12%
Net income applicable to common shareholders	$ 4,097	$ (168)	$ 4,265	$ 3,915	$ 160	$ 3,755	5%	14%
Operating leverage [c]							314 bps	135 bps
Diluted earnings per common share	$ 4.04	$ (0.17)	$ 4.21	$ 3.72	$ 0.15	$ 3.57	9%	18%
Average common shares and equivalents outstanding - diluted	1,007,141			1,040,290				
Pre-tax operating margin	32%		34%	30%		33%		

(a) Includes adjustments to provisional estimates for U.S. tax legislation and other changes, severance, expenses associated with consolidating real estate and litigation expense, each recorded in 4Q18. Also includes expenses associated with consolidating real estate recorded in 2Q18 and adjustments to provisional estimates for U.S. tax legislation and other changes and litigation expense, both recorded in 3Q18.

(b) Includes the estimated net benefit of U.S. tax legislation, severance, an asset impairment and investment securities losses related to the sale of certain securities, each recorded in 4Q17, and litigation expense recorded in 2017.

(c) Operating leverage is the rate of increase (decrease) in total revenue less the rate of increase (decrease) in total noninterest expense.

17 Fourth Quarter 2018 – Financial Highlights

BNY MELLON

Return on Common Equity and Tangible Common Equity Reconciliation

($ in millions)	4Q18	3Q18	4Q17	FY18	FY17
Net income applicable to common shareholders of The Bank of New York Mellon Corporation – GAAP	$ 832	$ 1,075	$ 1,126	$ 4,097	$ 3,915
Add: Amortization of intangible assets	35	48	52	180	209
Less: Tax impact of amortization of intangible assets	8	11	18	42	72
Adjusted net income applicable to common shareholders of The Bank of New York Mellon Corporation, excluding amortization of intangible assets – Non-GAAP	$ 859	$ 1,112	$ 1,160	$ 4,235	$ 4,052
Average common shareholders' equity	$ 37,886	$ 38,036	$ 36,952	$ 37,818	$ 36,145
Less: Average goodwill	17,358	17,391	17,518	17,458	17,441
Average intangible assets	3,239	3,283	3,437	3,314	3,508
Add: Deferred tax liability – tax deductible goodwill [(a)]	1,072	1,066	1,034	1,072	1,034
Deferred tax liability – intangible assets [(a)]	692	699	718	692	718
Average tangible common shareholders' equity – Non-GAAP	$ 19,053	$ 19,127	$ 17,749	$ 18,810	$ 16,948
Return on common equity *(quarterly results are annualized)* – GAAP	8.7%	11.2%	12.1%	10.8%	10.8%
Return on tangible common equity *(quarterly results are annualized)* – Non-GAAP	17.9%	23.1%	25.9%	22.5%	23.9%

Book Value and Tangible Book Value Per Share Reconciliation

($ in millions, except common shares)	Dec. 31, 2018	Sept. 30, 2018	Dec. 31, 2017
BNY Mellon shareholders' equity at period end – GAAP	$ 40,638	$ 41,560	$ 41,251
Less: Preferred stock	3,542	3,542	3,542
BNY Mellon common shareholders' equity at period end – GAAP	37,096	38,018	37,709
Less: Goodwill	17,350	17,390	17,564
Intangible assets	3,220	3,258	3,411
Add: Deferred tax liability – tax deductible goodwill [(b)]	1,072	1,066	1,034
Deferred tax liability – intangible assets [(b)]	692	699	718
BNY Mellon tangible common shareholders' equity at period end – Non-GAAP	$ 18,290	$ 19,135	$ 18,486
Period-end common shares outstanding *(in thousands)*	960,426	988,777	1,013,442
Book value per common share – GAAP	$ 38.63	$ 38.45	$ 37.21
Tangible book value per common share – Non-GAAP	$ 19.04	$ 19.35	$ 18.24

(a) Deferred tax liabilities for the periods in 2017 are based on fully phased-in U.S. capital rules. (b) Deferred tax liabilities at Dec. 31, 2017 are based on fully phased-in U.S. capital rules.

18 *Fourth Quarter 2018 – Financial Highlights* BNY MELLON

Pre-tax Operating Margin Reconciliation - Investment Management Business 4Q18 3Q18 4Q17 ($ in millions) Income before income taxes – GAAP $ 247 $ 316 $ 276 Total revenue – GAAP $ 963 $ 1,015 $ 1,048 Less: Distribution and servicing expense 95 99 107 Adjusted total revenue, net of distribution and servicing expense – Non-GAAP $ 868 $ 916 $ 941 Pre-tax operating margin – GAAP (a) 26% 31% 26% Adjusted pre-tax operating margin, net of distribution and servicing expense – Non-GAAP (a) 29% 35% 29% (a) Income before taxes divided by total revenue. 19 Fourth Quarter 2018 – Financial Highlights (a) Other charges include severance, litigation, an asset impairment and investment securities losses related to the sale of certain securities.